Filed Pursuant to Rule 497(e)

Cook & Bynum Funds Trust
(the “Trust”)

The Cook & Bynum Fund (the “Fund”)

Supplement dated July 15, 2019 to the Prospectus dated January 28, 2019

This supplement serves as notification that, effective immediately, the sentence directly following the bar chart entitled “Annual Returns” in the sub-section entitled “The Cook & Bynum Fund Summary - Performance” in the Fund’s prospectus is deleted and replaced with the following:

During the period shown in the bar chart, the highest return for a quarter was 8.35% (quarter ending September 30, 2010) and the lowest return for a quarter was -10.07% (quarter ending December 31, 2018).

If you have any questions, please call the Fund at 1-877-839-COBY (2629).
Please retain this supplement for future reference.